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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT



    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) SEPTEMBER 1, 1998
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                               ALPHA MICROSYSTEMS
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               (Exact name of registrant as specified in charter)


         CALIFORNIA                       0-10558                95-3108178
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(State or other jurisdiction            (Commission           (IRS Employer of
       incorporation)                   File Number)         Identification No.)


             2722 SOUTH FAIRVIEW STREET, SANTA ANA, CALIFORNIA 92704
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               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (714) 957-8500
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                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 2. Acquisition or Disposition of Assets.

        On September 1, 1998 Alpha Microsystems (the "Company") acquired Delta CompuTec Inc. ("DCI")(the "Acquisition") and paid all of the outstanding debt of DCI for a negotiated aggregate amount of approximately $8.2 million, including 108,317 shares of Alpha Microsystems common stock. The Company acquired all of the shares of Delta CompuTec Inc. ("DCI") pursuant to a Merger Agreement entered into as of July 2, 1998 by and among the Company, Alpha Micro Merger Corp., DCI, Joseph Lobozzo II and Joanne Lobozzo (the "Merger Agreement"). The Merger Agreement provided for a cash merger of the Company's wholly-owned subsidiary Alpha Micro Merger Corp. into and with DCI. DCI will continue as a subsidiary of Alpha Microsystems to provide management and consulting services, as well as services that include network design, installation and maintenance.

        Eight Million Dollars ($8,000,000) of funding for the Acquisition came from an equity investment by ING Equity Partners II, L.P. ("ING") pursuant to a Securities Purchase Agreement (the "Purchase Agreement") whereby ING agreed, subject to certain conditions, to invest up to $20 million in redeemable exchangeable preferred stock (the "Redeemable Preferred Stock") of the Company. The Purchase Agreement provides for the purchase of Redeemable Preferred Stock, Voting Preferred Stock, and Warrants by ING in three tranches of $8 million, $7 million, and up to $5 million. The first tranche of $8 million, completed on September 1, 1998, funded the Acquisition. The second and third tranches of $7 million and up to $5 million, respectively, are subject to approval of the Company's shareholders.

        Attached hereto as Exhibit 2 is the Merger Agreement, without exhibits. Alpha Microsystems shall provide a copy of any omitted exhibit to the Securities and Exchange Commisison upon request by the Securities and Exchange Commission.


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        Neither the financial statements nor pro forma financial information of DCI are presently available for filing in this Current Report on Form 8-K, but will be filed in accordance with applicable regulations no later than November 16, 1998.

            Item                                                 Exhibit No.
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        Merger Agreement                                              2

        Press Release                                                99


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 16, 1998                     ALPHA MICROSYSTEMS

                                             By: /s/ Douglas J. Tullio
                                                 -------------------------------
                                                     Douglas J. Tullio
                                                     President and Chief
                                                     Executive Officer


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                                 EXHIBIT INDEX

          Item                                              Exhibit No.
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     Merger Agreement                                            2
     Press Release                                              99